                                                                Exhibit 10.7

                             STOCKHOLDERS AGREEMENT

      Amended and Restated Stockholders Agreement dated as of April 28, 1994 by and among HealthDrive Corporation, a Delaware corporation (the "Company"), DCC Limited, a company organized under the laws of the Isle of Man ("Limited"), DCC International Holdings B.V., a Company organized under the laws of the Netherlands ("Holdings"), Steven Charlap, M.D. ("Charlap") and Alec H. Jaret, D.M.D. ("Jaret") (Charlap and Jaret being sometimes hereinafter referred to individually as a "Principal Stockholder" and collectively as the "Principal Stockholders") and Cheryl V. Reicin ("Reicin") (Charlap, Jaret and Reicin being sometimes hereinafter referred to individually as a "Stockholder" and collectively as "Stockholders"). Limited and Holdings are hereinafter sometimes referred to collectively as the "Investors" and individually as an "Investor."

      WHEREAS, the parties hereto other than Holdings have previously entered into a Stockholders Agreement, dated October 3, 1989, as amended and restated on May 8, 1992;

      WHEREAS, as of the date hereof, Charlap owns 940,000, Jaret owns 480,000 and Reicin owns 21,200 shares of the Common Stock, $.01 par value (the "Common Stock"), of the Company;

      WHEREAS, Limited previously acquired 555,000 shares of the Company's Common Stock, $.01 par value and 571,428 shares of the Company's Class A Convertible Preferred Stock, $.01 par value, and Holdings is acquiring on this date 181,818 shares of the Company's Class B Convertible Preferred Stock, $.01 par value from the Company pursuant to a certain Preferred Stock Purchase Agreement, of even date herewith, by and among Holdings and the Company (the "Purchase Agreement") (such shares of Class A and Class B Convertible Preferred Stock are hereinafter referred to collectively as the "Preferred Stock") (as such shares may hereafter be increased or decreased to reflect stock splits, stock dividends, reclassifications, recapitalizations or other similar events, the "Investor Shares");

      WHEREAS, the parties desire to reflect the issuance of the Class B Convertible Preferred Stock to Holdings pursuant to the Purchase Agreement and to include such shares of Preferred Stock within the terms of their Stockholders Agreement;

      WHEREAS, the parties therefore desire to amend and restate the terms of their prior Stockholders Agreement as set forth below;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Stockholders and the Investors hereby agree as follows:

      1. PROHIBITED TRANSFERS. Neither any Stockholder, any Investor nor any Qualified Transferee (as hereinafter defined) (the Stockholders, the Investors and the Qualified Transferees being sometimes hereinafter referred to individually as a "Holder" and collectively as the "Holders") shall sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Shares (as hereinafter defined) owned by him or it except in compliance with the terms of this Agreement. For purposes of this Agreement, the term "Shares" shall mean and include all or any portion of the shares of Common Stock or Preferred Stock or any other capital stock of the Company owned by any Holder, whether presently held or hereafter acquired.

      2. RIGHT OF REFUSAL ON DISPOSITIONS.

            (a) Neither Charlap nor Jaret shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of any or all Shares owned by him to a third party unless the seller (i) shall have received a bona-fide arm's length offer to purchase such Shares from such third party and (ii) first submits a written offer (an "Offer") to the other Principal Stockholder identifying the third party to whom such Shares are proposed to be sold and the terms of the proposed sale and offering to him the opportunity to purchase such Shares on terms and conditions, including price, not less favorable to him than those on which the selling Principal Stockholder proposes to sell such Shares to such other purchaser. In the event that the other Principal Stockholder elects to purchase the Shares so offered, the parties shall comply with the provisions of Section 2(c) this Agreement. In the event or to the extent that the other Principal Stockholder does not wish to purchase the shares so offered, then such shares shall be subject to the provisions of Section 2(b) of this Agreement; provided, however, that the aggregate of all purchases by Jaret of Shares proposed to be sold by Charlap under this Section 2(a) shall not exceed ten percent (10%) of the then issued and outstanding shares of Common Stock.

            (b) Except as provided in Section 2(a) above, no Holder shall sell, assign, transfer, pledge, hypothecate or otherwise dispose of any or all Shares owned by him to a third party unless (i) such Holder shall have received a bona-fide arm's length offer to purchase such Shares from such third party and (ii) the Holder first submits a written offer (an "Offer") to the other Holders identifying the third party to whom such Shares are proposed to be sold and the terms of the proposed sale and offering to the other Holders the opportunity to purchase such Shares on terms and conditions, including price, not less favorable to the other Holders than those on which such Holder proposes to sell such Shares to such other purchaser. In the event of any transfer of the Shares in accordance with the terms of this Agreement, the Holder to whom such shares are offered (such Holders being sometimes collectively referred to hereinafter as the "Offerees" and individually as an "Offeree") shall have the right to purchase that number of Shares covered by the Offer as shall be equal to the aggregate number of Shares covered by the Offer multiplied by a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock then held by such Offeree and (ii) the number of shares of Common Stock into which the Preferred Stock then held by such Offeree is convertible and the denominator of which is the sum of (i) the aggregate number of shares of Common Stock held by all Offerees and (ii) the aggregate number of shares of Common Stock into which the Preferred Stock held by all Offerees is convertible. (The number of shares that each

      Offeree is entitled to purchase under this Section 2 shall be referred to as the Offeree's "Pro Rata Fraction"). In the event an Offeree does not wish to purchase its Pro Rata Fraction, then any other Offeree who so elects shall have the right to purchase, on a pro rata basis with any other Offeree who so elects, any Pro Rata Fraction not purchased by other Offerees. If the Offerees, individually or together, do not offer to purchase all of such offered Shares, then there shall be no right to purchase any of such Shares pursuant to this Section 2.

            (c) Each of the Offerees shall act upon the Offer as soon as practical after receipt thereof, and in any event within 30 days after receipt thereof. Each Offeree shall have the right to accept the Offer as to all or part of the Shares offered thereby, and shall indicate whether or not the Offeree is willing to purchase any Pro Rata Fraction not purchased by other Offerees. In the event that an Offeree shall elect to purchase all or a part of the Shares covered by the Offer, such Offeree shall individually communicate in writing such election to purchase to the Holder who submitted the Offer, which communication shall within such 30 day period be delivered by hand or mailed to such Stockholder and shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Shares covered thereby to the extent of the number of Shares, if any, allocated to such Offeree in accordance with the following sentence. Upon the expiration of 30 days following receipt of the Offer by all offerees,
      (a) if the total number of Shares as to which the Offer shall have been accepted is less than the total number of Shares subject to the Offer, no shares shall be purchased by the Offerees, and (b) otherwise, the number of shares to be purchased by each Offeree shall be determined as follows:
      (i) there shall first be allocated to each Offeree a number of Shares equal to the lesser of (x) the number of Shares as to which such Offeree accepted the offer or (y) such Offeree's Pro Rata Fraction, and (ii) the balance, if any, not allocated under clause (i) above, shall be allocated to those Offerees who accepted the Offer as to a number of Shares which exceeded their respective Pro Rata Fractions, in each case on a pro rata basis in proportion to the amount of such excess.

            (d) In the event that the Offerees do not purchase all of the Shares offered by such Holder pursuant to the offer, such Shares may be sold by such Holder at any time within 90 days after the expiration of the Offer, provided that the purchaser of said Shares shall agree in writing to abide by the provisions of Section 5 hereof. Any such sale shall be to the person originally named in the Offer as the proposed Purchaser or transferee and shall be at not less than the price and upon other terms and conditions, if any, not more favorable to such purchaser than those specified in the Offer. Any Shares sold after such 90-day period or to a different purchaser, at a lower price or on more favorable terms shall continue to be subject to the requirements of a prior offer pursuant to this Section 2. In the event that Shares are sold to any third party purchaser pursuant to this Section 2, such Shares shall no longer be entitled to the benefits conferred by, or subject to the restrictions imposed by, this Agreement, except the provisions of Section 5.

            (e) For purposes of this Agreement, a Qualified Transferee shall mean:

                  (i) in the case of an Investor, any person (x) who is a
            consolidated subsidiary of the Investor or (y) who acquires at least 49% of the Investor Shares (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations or other similar events) held by such Investor; and

                  (ii) in the case of a Stockholder, any transferee of the type described in Section 4(a)(i) or 4(a)(ii) of this Agreement.

      3. RIGHT OF PARTICIPATION IN SALES BY STOCKHOLDERS. If at any time any Stockholder wishes to sell, or otherwise dispose of, any Shares owned by him to any person (the "Purchaser") in a transaction which is subject to the provisions of Section 2 hereof, and if such Shares are not purchased by the Offerees under
Section 2, the Investors and each Qualified Transferee who acquires shares from an Investor shall in the aggregate have the right to participate pro rata in such transaction, and accordingly shall have the right to require, as a condition to such sale or disposition, that the Purchaser purchase from the Investors or such Qualified Transferee collectively (for purposes of this Section 3, a "Seller") at the same price per Share and on the same terms and conditions as involved in such sale or disposition by the Stockholder Shares aggregating the same percentage as such sale or disposition (as finally consummated) represents with respect to the Shares then held by such Stockholder. Each Seller wishing so to participate in any such sale or disposition shall notify the Stockholder of such intention as soon as practicable after receipt of the Offer made pursuant to Section 2, and in all events within 30 days after receipt thereof. In the event that a Seller shall elect to participate in such sale or disposition, such Seller shall individually communicate such election to the Stockholder, which communication shall be delivered by hand or mailed to the Stockholder. The provisions of this Section 3 shall not apply to the sale of any Shares by a Stockholder to an Offeree pursuant to an Offer under Section 2.

      4. PERMITTED TRANSFERS. Anything herein to the contrary notwithstanding, the provision of Sections 1, 2 and 3 shall not apply:

            (a) in the case of a Stockholder, to (i) any one or more transfers of Shares by gift or bequest or through inheritance to, or for the benefit of, any member or members of his immediate family; provided, however, that each of the Principal Stockholders may transfer no more than 5% in the aggregate (as adjusted to reflect permitted stock splits, stock dividends, reclassifications, recapitalizations and other similar events) of such Shares pursuant to this clause (i); (ii) any transfer of Shares by a Stockholder to a trust in respect of which he serves as trustee, provided that the trust instrument governing said trust shall provide that such Stockholder, as trustee, shall retain sole and exclusive control over the voting and disposition of said Shares until the termination of this Agreement; or (iii) any sale of Common Stock after termination of this Agreement as provided in Section 6; or

            (b) in the case of the Investors, to (i) any consolidated subsidiary of an Investor, (ii) any purchaser of forty-nine percent (49%) or more of the Investor Shares, as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events, held by the Investors or (iii) any sale of Shares after termination of this Agreement as provided in Section 6.

            (c) In the event of any transfer pursuant to this Section 4, the transferee of the Shares shall hold the Shares so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement, and shall be required, as a condition of such transfer, to execute and deliver to the Offeree a written acknowledgment of such fact.

      5. ELECTION OF CERTAIN PARTIES AS DIRECTOR. Each Stockholder, each Investor and each transferee of Shares subject to this Agreement agrees to vote all Shares of the Company now owned or hereafter acquired by him or it to fix the number of members of the Board of Directors of the Company at a number no greater than seven (7), and to cause and maintain the election to the Board of
(a) in the case of the Stockholders and their transferees, one nominee of the Investors or a Qualified Transferee holding 80% or more of the Investor Shares (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and other similar events) on behalf of the Investors or such Qualified Transferee, or, at the option of Limited in its sole discretion, upon notice to the Company as provided for in the Preferred Stock Purchase Agreement dated May 8, 1992 between the Company and Limited, two (2) nominees of Limited or a Qualified Transferee, on behalf of the Investors or such Qualified transferee and (b) in the case of the Investors and their respective permitted transferees, for each of Charlap and Jaret for as long as each owns at least ten percent (10%) of the then issued and outstanding common stock of the Company (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and other similar events).

      6. TERMINATION. This Agreement, and the respective rights and obligations of the parties hereto, shall terminate upon the earlier of (a) the date upon which the Investors and all Qualified Transferees of the Investor Shares own less than 10 percent (10%) of the issued and outstanding Common Stock of the Company (assuming conversion of any shares of Preferred Stock then owned by the Investors and all Qualified Transferees), (b) the date the Company completes a Qualified Public Offering (as defined in Section 4.14(a) of the Purchase Agreement) or (c) the date ten years after the date of this Agreement.

      7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been received when delivered or sent by telecopier with confirmation received, or two business day after being sent by Federal Express, D.H.L. or other express courier, to the address set forth on the signature page of this Agreement or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this Section 7.

      8. STOCKHOLDERS' LOCKUP AGREEMENT. Each other party hereto hereby agrees with the Company that in connection with the Company's initial public offering, upon the request of the Company or the principal underwriter managing the public offering, to execute a written agreement not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares now owned or hereafter acquired by him without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriter may specify.

      9. SPECIFIC PERFORMANCE. The rights of the parties under, and the interests subject to, this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

      10. LEGEND. The certificates representing the Shares shall bear on their face a legend indicating the existence of the restrictions imposed hereby.

      11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Investors and the Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter. To the extent that the provisions of the Voting Agreement dated as of June 30, 1989 by and among Charlap, Jaret, Cheryl
V. Reicin and Richard Dorr conflict with or are inconsistent with any provision of this Agreement, the provisions of this Agreement shall govern.

      12. WAIVERS AND FURTHER AGREEMENTS. Any of the provisions of this Agreement may be waived (a) with respect to performance by a Stockholder, with the consent of the then holders of a majority of (i) the Shares (in the case of the Preferred Stock, the number of shares shall be the number of shares of Common Stock into which the Preferred Stock is convertible) held on the date of this Agreement by the other Stockholders and (ii) the total of the issued and outstanding Investor Shares and (b) with respect to performance by an Investor and its Qualified Transferees, with the consent of the then holders of a majority of the total of the issued and outstanding Shares held on the date hereof by the Stockholders, in each case by an instrument in writing. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.Nothing contained in this Agreement shall be deemed a waiver of any rights of any party arising from transfers of Investor Shares prior to the date hereof.

      13. AMENDMENTS. Except as otherwise expressly provided herein, this Agreement may not be amended except by an instrument in writing executed by all of the parties hereto, except that, in the case of the Investors and any Qualified Transferees then holding Investor Shares, this Agreement may be so amended by agreement of the then holders of a majority of the total of the issued and outstanding Investor Shares.

      14. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

      15. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceabiity shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

      16. COUNTERPARTS. This Agreement may be executed in two or more counterparts, which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. SECTION HEADINGS. The headings contained in this Agreement are for reference only and shall not in any way affect the meaning or interpretation of this Agreement.

      18. GOVERNING LAW. This Agreement shall be governed by and construed and in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

Address:                                        HEALTHDRIVE CORPORATION

                                                By /s/ Steve Charlap
25 Needham Street                               -------------------------------
Newton, MA 02161                                Title: President

                                                /s/ Steven Charlap, MD
25 Needham Street                               -------------------------------
Newton, MA 02161                                Steven Charlap, MD

                                                /s/ Alec H. Jaret DMD
182 Rawson Road                                 -------------------------------
Brookline, MA 02146                             Alec H. Jaret, DMD

                                                /s/ Cheryl V. Reicin
 ---------------------                          --------------------------------
 ---------------------                          Cheryl V. Reicin

                                                DDC LIMITED


33/37 Athol Street                              By /s/ Norman Teare
Douglas, Isle of Man                               -----------------------------
                                                   Title: Director



                                                DDC INTERNATIONAL
                                                 HOLDINGS B.V.

                                                   Internationale Nederlanden
c/o DDC House                                   By   (Nederland) Trust B.V.
Brewery Road                                      -----------------------------
Stillorgan, Blackrock                             By: G.A.L.R. Diepenheim Mr. E.F. Switzers
Co. Dublin, Ireland


72047.v6
4/20/94

                   AMENDMENT NO. 1 TO AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

       Amendment, dated as of May 24, 1995 (the "Amendment"), by and among HealthDrive Corporation, a Delaware corporation (the "Company"), DCC Limited, an Isle of Man corporation ("Limited"), DCC International Holdings B.V., a Netherlands corporation ("Holdings"; Limited and Holdings being sometimes hereinafter referred to individually as an "Investor" and collectively as the "Investors"), Steven Charlap, M.D. ("Charlap"), Alec H. Jaret, D.M.D. ("Jaret"; Charlap and Jaret being sometimes hereinafter referred to individually as a "Principal Stockholder" and collectively as the "Principal Stockholders"), and Cheryl V. Reicin ("Reicin"; Charlap, Jaret and Reicin being sometimes hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement (as defined below).

       WHEREAS, the Company, the Investors and the Stockholders are parties to that certain Amended and Restated Stockholders Agreement dated as of April 28, 1994 (the "Agreement");

       WHEREAS, Limited is the owner of 555,000 shares of the Company's Common Stock, par value $.01 per share, and 571,428 shares of the Company's Class A Convertible Preferred Stock, par value $.01 per share, and Holdings is the owner of 181,818 shares of the Company's Class B Convertible Preferred Stock, par value $.01 per share, (such shares of Class A and Class B Convertible Preferred Stock are hereinafter referred to collectively as the "Preferred Stock") (as such shares may hereafter be increased or decreased to reflect stock splits, stock dividends, reclassifications, recapitalizations or other similar events, the "Investor Shares"); and

       WHEREAS, Limited wishes to transfer to Holdings all of the Investor Shares it owns and, in connection therewith, the parties desire to amend the Agreement as set forth herein;

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Investors and the Stockholders hereby agree as follows:

       1. Section 1 is hereby amended in its entirety to read as follows:

             "PROHIBITED TRANSFERS. Neither any Stockholder, any Investor nor any transferee (the Stockholders, the Investors and the transferees being sometimes hereinafter referred to individually as a "Holder" and collectively as the "Holders") shall sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of the Shares (as hereinafter defined) owned by him or it except in compliance with the terms of this Agreement. For purposes of this Agreement, the term "Shares" shall mean and include all or any portion of the shares of Common Stock or Preferred Stock or any other capital stock of the Company owned by any Holder, whether presently held or hereafter acquired. Without limiting the generality of the foregoing, for purposes of this Agreement, a transfer of Shares shall be deemed to have occurred as of the date on which DCC plc, a public limited company registered in Ireland and the owner of 100% of the outstanding shares of capital stock of Holdings and Limited ("DCC plc"), or a wholly-owned subsidiary of DCC plc holds less than 99% of the shares of capital stock of any Investor or any Qualified Transferee (as hereinafter defined) of any Investor or its Qualified Transferee."

       2. The phrase "30 days" in each place where it appears in Section 2(c) is hereby amended to read "60 days", and the phrase "30 day" where it appears in
Section 2(c) is hereby amended to read "60 day".

      3.     Section 2(e) is hereby amended in its entirety to read as follows:

             "For purposes of this Agreement, a Qualified Transferee shall mean:

                   (i) in the case of an Investor, DCC plc or any wholly-owned subsidiary of DCC plc; and

                   (ii) in the case of a Stockholder, any transferee of the type described in Section 4(a)(i) or 4(a)(ii) of this Agreement."

       4. Section 4(b) is hereby amended in its entirety to read as follows:

             "in the case of the Investors, to (i) any one or more transfers of Shares to a Qualified Transferee of the Investor, or (ii) any transfer of Shares after termination of this Agreement as provided in Section 6."

       5.    Section 5 is hereby amended in its entirety to read as follows:

                   "ELECTION OF CERTAIN PARTIES AS DIRECTOR. Each Stockholder,
             each Investor and each transferee of Shares agrees to vote all Shares of the Company now owned or hereafter acquired by him or it to fix the number of members of the Board of Directors of the Company at a number no greater than seven (7), and to cause and maintain the election to the Board of (a) in the case of the Stockholders and their transferees, one (1) nominee of the Investors or a transferee holding 80% or more of the Investor Shares (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and other similar events) on behalf of the Investors or such transferee, or, at the option of the Investors or their transferees in their sole discretion, upon notice to the Company as provided for in the Preferred Stock Purchase Agreement dated May 8, 1992 between the Company and Limited (the "1992 Purchase Agreement"), two (2) nominees of the Investors or a transferee, on behalf of the Investors or such transferee; and (b) in the case of the Investors and their transferees, each of Charlap and Jaret for as long as each owns at least ten percent (10%) of the then issued and outstanding common stock of the Company (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and other similar events)."

       6. The parenthetical in Section 6(b) is hereby amended in its entirety to read as follows: "(as defined in Section 7.2(e)(6) of the 1992 Purchase Agreement)".

       7. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

       8. SEVERABILITY. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

       9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       10. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

                         [Signatures on following page]

       IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                           HEALTHDRIVE CORPORATION


                                              By: /s/ Steven Charlap, M.D.
                                                 ------------------------------
                                                 Name:  Steven Charlap, M.D.
                                                 Title: President

                                              /s/ Steven Charlap, M.D.
                                              ----------------------------------
                                              Steven Charlap, M.D.

                                              /s/ Alec H. Jaret, D.M.D.
                                              ----------------------------------
                                              Alec H. Jaret, D.M.D.


                                              /s/ Cheryl V. Reicin
                                              ----------------------------------
                                              Cheryl V. Reicin


                                              DCC LIMITED


                                              By: /s/ Norman Teare
                                                 ------------------------------
                                                  Name: Norman Teare
                                                  Title: Director


                                              DCC INTERNATIONAL HOLDINGS B.V.


                                              By: /s/ Fergal O'Dwyer
                                                 ------------------------------
                                                  Name: Fergal O'Dwyer
                                                  Title: Director